Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report on Form 20-F of Ascendis Pharma A/S (the “Company”) for the year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Jan Møller Mikkelsen, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2021

By:	/s/ Jan Møller Mikkelsen
Name: Jan Møller Mikkelsen
Title: Chief Executive Officer